SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



           Date of report (Date of
           earliest event reported):                   February 6, 2001


                                  VIATEL, INC.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                     000-21261           13-3787366
     (State or Other              (Commission         (I.R.S. Employer
     Jurisdiction                 File Number)        Identification No.)
     of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code:  212-350-9200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On February 6, 2001, Viatel, Inc. issued a press release providing guidance on its expected performance for the fourth quarter of 2000 and for the fiscal year 2001.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)   Financial Statements of Businesses Acquired.

                  Not Applicable

         (b)   Pro Forma Financial Information.

                  Not Applicable

         (c)   Exhibits.

                  The following exhibit is filed with this Report.

                  Exhibit No.          Description.


                  99.1                 Press release of Viatel, Inc. dated
                                       February 6, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       VIATEL, INC.



Date:  February 6, 2001.                   By:/s/ James P. Prenetta
                                              ----------------------------------
                                              Name:    James P. Prenetta
                                              Title:   Senior Vice President and
                                                         General Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION.


99.1                       Press release of Viatel, Inc. dated February 6, 2001.